EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 1, 1999, included in Carriage Services, Inc.'s Form 10-K for the year ended December 31, 1998, and all references to our Firm included in this registration statement.


/s/ ARTHUR ANDERSEN LLP
    Arthur Andersen LLP

Houston, Texas
August 25, 1999

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